T. Rowe Price New America Growth Portfolio

Invest With Confidence
T. Rowe Price

Annual Report
December 31, 1995

Dear Investor

Nineteen ninety-five was another recordbreaking year for the stock market. The Dow Jones Industrial Average broke through 4000, then 5000, on the way to its best year since 1975. The Standard & Poor's 500 Stock Index recorded similarly strong gains. The market climbed steadily with less of a correction along the way than in any year on record. Sharply falling interest rates, a strong bond market, and a healthy economy were the primary stimulants to the strong stock market performance.

     Your fund performed well in both absolute and relative terms. Its 6- and 12-month returns of 22.0% and 51.1%, respectively, outstripped by a wide margin the unmanaged S&P 500 as well as the average growth mutual fund for both periods.

Performance Comparison

                                         Periods Ended 12/31/95
                                          6 Months    12 Months
                                          ________    _________

New America Growth Portfolio                 22.0%       51.1%
S&P 500                                      14.5        37.6
Lipper Growth Funds Average                  11.1        30.8

Market Environment

The major driver behind the 1995 market surge was the sharp decline in long-term interest rates from nearly 8% at year-end 1994 to under 6% by year-end 1995. Falling rates have underpinned this long bull market, which began in 1982. (When rates backtracked in 1994, the rally stalled.) The Federal Reserve reversed course in July 1995, cutting short-term rates for the first time in three years, as the economy appeared to have achieved a "soft landing" of slower but more sustainable growth. A related positive for the stock market was the lack of major inflationary pressures, and this, together with falling rates, enabled price/earnings ratios to expand.

     Corporate profit growth also continued to exceed expectations, while slowing from 1994's torrid pace. Strong profits and rising margins are a tribute to the increased competitiveness of U.S. companies in the global arena. Managements of most major U.S. corporations have undertaken massive cost-cutting programs, including layoffs and restructurings, to become more competitive and boost their stock prices.

     Another major contributor to last year's strong financial markets was Wall Street's perception of a changed political attitude in Washington. After winning control of Congress in the November 1994 elections, the Republicans pushed for sweeping changes to reduce the government's involvement in the economy and increase reliance on private market forces. This was viewed very favorably by stock and bond market investors. Not surprisingly, the reappearance of gridlock and infighting toward year-end, which cast doubt on deficit reduction and the proposed capital gains tax cut, stalled the market's advance, at least temporarily.

     The Fed's success in slowing growth led investors to seek companies that seemed likely to prosper regardless of the cyclical environment. Cyclical stocks, particularly consumer-related, lagged, while growth stocks did well. The current environment should be favorable for your fund, with its emphasis on high-growth companies operating primarily in noncyclical, service sector industries. This focus helped the fund outperform in 1995.

Portfolio Review

While technology stocks' impressive gains for much of the year grabbed the headlines, most growth stocks did well. Your fund generally shuns the more cyclical and volatile technology sector, but several large portfolio holdings benefited from the market's love affair with the Internet. America Online, the fastest growing company in the burgeoning on-line services field, almost doubled in price after our purchase late in the second quarter. Long time top holding CUC International, which has a small but rapidly growing division offering on-line shopping and other services, was also touched by Internet euphoria and rose over 50% for the year.

     The market's search for companies with strong, consistent earnings growth intensified as the year went on and helped focus attention on many of our largest holdings. The top contributor to performance for the last six months was HFS, a leading franchiser of hotel brands including Howard Johnson, Ramada, and Days Inn. During 1995, the company entered the residential housing field by acquiring major franchiser, Century 21. HFS stock tripled in price during the year. Several leading HMOs, which came under pressure in the first half, contributed strongly to performance in the second half, namely United HealthCare and new holding PacifiCare Health Systems. For the full year, the top contributor was The Money Store, a rapidly growing consumer lending company focusing on home equity loans. The stock's price more than tripled in 1995.

     Half of the fund's worst performers were in the consumer sector, where retailing and restaurant companies generally lagged, particularly late in the year as consumers pulled in their horns. Nevertheless, this sector produced some winners. Vitamin and health product retailer General Nutrition rose more than 50% for the year, while men's sportswear designer Tommy Hilfiger doubled following our initial purchase in March.

     After sharply paring our consumer holdings and boosting business services stocks in 1994, we reversed course in 1995 and brought these two large sectors more into balance. Within the consumer sector, however, we virtually eliminated our restaurant commitments while adding significantly to the media/communication field, with new holdings such as Capital Cities/ABC, soon to close a merger with Walt Disney; cable TV companies Comcast and Cox Communications; and leading paging company Paging Network. While business services were pared overall, we added several large new positions in ADT and Olsten.

Sector Diversification

                                      12/31/94   12/31/95
                                       _______    _______
Financial Services                       12%        10%
Consumer Services                        34         40
Business Services                        48         41
Reserves                                  6          9
_____________________________________________________________________________
Total                                   100%       100%

     We continued to seek companies with exceptional growth prospects in all economic climates, and the portfolio's growth characteristics remained strong, as noted in the table. Most portfolio companies plow their earnings back into their businesses rather than pay high dividends, so that they can maintain or increase their earnings momentum. In fact, many pay no dividends at all in order to help deliver sustainable earnings growth of 20% to 25% per year.

Portfolio Characteristics

                                     New America
                                  Growth Portfolio S&P 500
                                   _______________________
Earnings Growth Rate Estimated
   Next 5 Years                           20.5%      7.0%
Profitability-Return on Equity
   Latest 12 Months                       16.0      16.5
Dividend Yield on Stocks                   0.4       2.3
P/E Ratio (Based on Next 12 Months'
   Estimated Earnings)                    19.4X     15.8X

Outlook

Our outlook for the equity markets in 1996 remains positive. Most of the forces that underpinned the market's advance last year are still in place, albeit somewhat less pronounced. The economy continues to grow, inflation and interest rates remain low, and demand for U.S. equities is robust. On the negative side, corporate earnings growth is slowing and more companies are reporting earnings shortfalls. In Washington, the President and the Congress appear stalemated in their negotiations over the budget. Stock and bond markets are both undergoing corrections as we write, which should not be surprising given 1995's stellar advances.

     We continue to believe that the fund is well positioned for the economic environment we anticipate in 1996. Our portfolio companies show strong earnings gains even as the overall rate of corporate profit growth slows. While your fund will always focus on service-related holdings, we may take advantage of the flexibility provided by our investment program to gradually expand our exposure to promising nonservice businesses that meet our growth criteria. (The prospectus allows up to 25% of assets to be invested in such companies.) Any significant purchases outside the service sector will of course be discussed in our reports to you.

     While valuation levels have risen for many growth companies, we are comfortable with the portfolio's valuation level and optimistic that the fund will continue to generate attractive returns over the next several years.

     Respectfully submitted,




     John H. Laporte
     President and Chairman
     of the Investment Advisory Committee

     Brian W. H. Berghuis
     Executive Vice President

January 31, 1996

A Word on Market Corrections
_____________________________________________________________________________
After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom - defined as a drop of at least 20% - in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%.

Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

Twenty-Five Largest Holdings
December 31, 1995

                                                     Percent of
Company                                              Net Assets
________________________________________            ____________
CUC International                                         2.8%
United HealthCare                                         2.7
Viacom                                                    2.5
Franklin Resources                                        2.5
ADT                                                       2.4
General Nutrition                                         2.4
Service Corp.                                             2.3
Paging Network                                            2.3
Schlumberger                                              2.3
Cardinal Health                                           2.2
Comcast                                                   2.2
Olsten                                                    2.2
Columbia/HCA Healthcare                                   2.1
Office Depot                                              2.0
Capital Cities/ABC                                        2.0
Vodafone                                                  2.0
Alco Standard                                             1.9
PacifiCare Health Systems                                 1.8
Quorum Health Group                                       1.8
HFS                                                       1.7
First Data                                                1.6
Revco                                                     1.6
ADVO                                                      1.6
USA Waste Services                                        1.5
Catalina Marketing                                        1.5
_____________________________________________________________________________
Total                                                    51.9%

Average Annual Compound Total Return
Periods Ended December 31, 1995

                  1 Year            Since Inception 3/31/94
                 ________          ________________________

                  51.08%                    27.24%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Chart 1 Performance Comparison Line Graph

Note: The index return does not reflect expenses, which have been deducted from the fund's return. Past performance does not predict future results.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio / December 31, 1995

                                                       Value

COMMON STOCKS - 91.4%
FINANCIAL SERVICES - 9.6%
_____________________________________________________________________________
INSURANCE - 3.8%
  3,500  shs  ACE Limited. . . . . . . . . . . . .   $139,125
  3,000       MGIC Investment. . . . . . . . . . .    162,750
  3,000       UNUM . . . . . . . . . . . . . . . .    165,000
                                                      466,875
INVESTMENT SERVICES - 2.5%
  6,000       Franklin Resources . . . . . . . . .    302,250

OTHER FINANCIAL SERVICES - 3.3%
  1,000       Fannie Mae . . . . . . . . . . . . .    124,125
  2,000       Freddie Mac. . . . . . . . . . . . .    167,000
  1,000       Household International. . . . . . .     59,125
  3,750       Money Store. . . . . . . . . . . . .     58,594
                                                      408,844

Total Financial Services                            1,177,969

CONSUMER SERVICES - 39.8%
_____________________________________________________________________________
RETAILING/GENERAL MERCHANDISERS - 1.3%
 10,000     * PriceCostco. . . . . . . . . . . . .    153,750

RETAILING/SPECIALTY MERCHANDISERS - 13.1%
  5,000     * AutoZone . . . . . . . . . . . . . .    144,375
  4,000       Circuit City Stores. . . . . . . . .    110,500
  7,000     * Cole National (Class A). . . . . . .     97,125
  2,500     * Eckerd . . . . . . . . . . . . . . .    111,562
 12,500     * General Nutrition. . . . . . . . . .    290,625
  3,000       Home Depot . . . . . . . . . . . . .    143,625
  2,000     * Kohl's . . . . . . . . . . . . . . .    105,000
 12,500     * Office Depot . . . . . . . . . . . .    246,875
  7,000     * Revco. . . . . . . . . . . . . . . .    197,750
  4,000     * Tommy Hilfiger . . . . . . . . . . .    169,500
                                                    1,616,937
ENTERTAINMENT AND LEISURE - 3.1%
  2,000     * Mirage Resorts . . . . . . . . . . .     69,000
  6,500     * Viacom (Class B) . . . . . . . . . .    307,937
                                                      376,937
MEDIA/COMMUNICATION SERVICES - 16.4%
  5,000     * AirTouch Communications. . . . . . .    141,250
  3,000     * America Online . . . . . . . . . . .    111,938
  2,000       Capital Cities/ABC . . . . . . . . .    246,750
  5,000     * CellStar . . . . . . . . . . . . . .    130,625
  8,500       Comcast (Class A Special). . . . . .    154,594
  6,500       Comcast (Class A). . . . . . . . . .    114,562
  7,000     * Cox Communications (Class A) . . . .    136,500
  4,000       Frontier . . . . . . . . . . . . . .    120,000
  5,000       Gaylord Entertainment. . . . . . . .    138,750
  5,000  shs* Mobile Telecommunication Technologies  $106,875
 11,600     * Paging Network . . . . . . . . . . .    279,125
  4,000     * PanAmSat . . . . . . . . . . . . . .     88,500
  7,000       Vodafone ADR . . . . . . . . . . . .    246,750
                                                    2,016,219
RESTAURANTS/FOOD DISTRIBUTION - 0.8%
  3,000     * Brinker. . . . . . . . . . . . . . .     45,375
  1,500     * Lone Star Steakhouse & Saloon. . . .     57,469
                                                      102,844
PERSONAL SERVICES - 5.1%
 10,000     * CUC International. . . . . . . . . .    341,250
  6,500       Service Corp.. . . . . . . . . . . .    286,000
                                                      627,250

Total Consumer Services                             4,893,937

BUSINESS SERVICES - 41.0%
_____________________________________________________________________________
HEALTH CARE SERVICES - 8.3%
  5,000       Columbia/HCA Healthcare. . . . . . .    253,750
  2,600     * PacifiCare Health Systems (Class B).    226,850
 10,000     * Quorum Health Group. . . . . . . . .    218,750
  5,000       United HealthCare. . . . . . . . . .    327,500
                                                    1,026,850
DISTRIBUTION SERVICES - 6.3%
  4,000     * Airgas . . . . . . . . . . . . . . .    133,000
  5,000       Alco Standard. . . . . . . . . . . .    228,125
  5,000       Cardinal Health. . . . . . . . . . .    273,750
  5,000     * Patterson Dental . . . . . . . . . .    135,625
                                                      770,500
COMPUTER SERVICES - 5.3%
  5,000     * BISYS Group. . . . . . . . . . . . .    152,500
  3,500     * Ceridian . . . . . . . . . . . . . .    144,375
  3,000       First Data . . . . . . . . . . . . .    200,625
  5,500     * SunGard Data Systems . . . . . . . .    154,688
                                                      652,188
ENVIRONMENTAL SERVICES - 2.9%
  5,000     * Sanifill . . . . . . . . . . . . . .    166,875
 10,000     * USA Waste Services . . . . . . . . .    188,750
                                                      355,625
ENERGY SERVICES - 3.8%
  4,000       Schlumberger . . . . . . . . . . . .    277,000
  8,000     * Smith International. . . . . . . . .    188,000
                                                      465,000
OTHER BUSINESS SERVICES - 14.4%
 20,000     * ADT. . . . . . . . . . . . . . . . .    300,000
  7,500       ADVO . . . . . . . . . . . . . . . .    195,000
  3,000     * Catalina Marketing . . . . . . . . .    188,250
  6,000     * Corporate Express. . . . . . . . . .    180,000
  5,000  shs* Global DirectMail. . . . . . . . . .   $137,500
  2,500     * HFS. . . . . . . . . . . . . . . . .    204,375
  3,000     * Micro Warehouse. . . . . . . . . . .    130,500
  6,700       Olsten . . . . . . . . . . . . . . .    264,650
  2,500       Paychex. . . . . . . . . . . . . . .    124,219
  1,000     * Viking Office Products . . . . . . .     46,562
                                                    1,771,056

Total Business Services                             5,041,219

Miscellaneous Common Stocks - 1.0%                    131,875

Total Common Stocks (Cost $9,738,367)              11,245,000

Short-Term Investments - 11.7%

BANK NOTES - 1.2%
$150,000      NBD Bank, N.A., 6.125%, 6/3/96 . . .    150,322

COMMERCIAL PAPER - 10.5%
300,000       Bayer, 4(2), 5.52%, 2/28/96. . . . .    297,194
654,636       Investments in Commercial Paper through
              a joint account, 5.90-6.05%, 1/2/96.    654,203
250,000       Sysco, 5.70%, 2/1/96 . . . . . . . .    246,675
100,000       Wool International, 5.64%, 2/2/96. .     97,572
                                                    1,295,644
Total Short-Term Investments
   (Cost $1,445,966)                                1,445,966

Total Investments in Securities - 103.1% of Net Assets
   (Cost $11,184,333)                              $ 12,690,966
Other Assets Less Liabilities  . . . . . . . . . .   (387,039)
                                                   __________
Net Assets Consist of:                    Value
                                          ______
Accumulated net investment income -
net of distributions . . . . . . . . . .  $ 9,547
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . .  368,868
Net unrealized gain (loss) . . . . . . .1,506,633
Paid-in-capital applicable to 807,705
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000
shares authorized. . . . . . . . . . . .10,418,879
                                        __________

NET ASSETS     . . . . . . . . . . . . . . . . . .$  12,303,927
                                                   __________
                                                   __________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . .     $15.23
                                                       ______
                                                       ______

   *   Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

Statement of Operations
T. Rowe Price New America Growth Portfolio / Year Ended December 31, 1995

INVESTMENT INCOME
Income
   Interest. . . . . . . . . . . . . . . . . . . .   $ 35,037
   Dividend. . . . . . . . . . . . . . . . . . . .     18,752
                                                    _________
   Total income. . . . . . . . . . . . . . . . . .     53,789
                                                    _________
Expenses
   Investment management and administrative. . . .     42,353
                                                    _________
Net investment income. . . . . . . . . . . . . . .     11,436
                                                    _________
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities . . . . . .    385,451
Change in net unrealized gain or loss on securities 1,471,678
                                                    _________
Net realized and unrealized gain (loss). . . . . .  1,857,129
                                                    _________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   $1,868,565
                                                    _________
                                                    _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio

                                             From March 31, 1994
                                              (Commencement of
                                  Year Ended   Operations) to
                               December 31, 1995December 31, 1994
                                _______________________________

INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income. . . . .   $   11,436    $     2,236
  Net realized gain (loss) . . .      385,451        (16,582)
  Change in net unrealized
  gain or loss . . . . . . . . .    1,471,678         34,955
                                   __________     __________
  Increase (decrease) in net assets
  from operations. . . . . . . .    1,868,565         20,609
                                   __________     __________
Distributions to shareholders
  Net investment income. . . . .       (4,125)             -
                                   __________     __________
  Decrease in net assets
  from distributions . . . . . .       (4,125)             -
                                   __________     __________
Capital share transactions*
  Shares sold. . . . . . . . . .    9,398,517      1,957,764
  Distributions reinvested . . .        4,125              -
  Shares redeemed. . . . . . . .     (998,021)            (7)
                                   __________     __________
  Increase (decrease) in net assets
  from capital share
  transactions . . . . . . . . .    8,404,621      1,957,757
                                   __________     __________
Net equalization . . . . . . . .        6,493              7
                                   __________     __________
Increase (decrease)
in net assets. . . . . . . . . .   10,275,554      1,978,373

NET ASSETS
Beginning of period. . . . . . .    2,028,373         50,000
                                   __________     __________
End of period. . . . . . . . . .   $12,303,927   $ 2,028,373
                                   __________     __________
                                   __________     __________

*Share information
  Shares sold. . . . . . . . . .      679,628        195,800
  Distributions reinvested . . .          400              -
  Shares redeemed. . . . . . . .      (73,122)            (1)
                                   __________     __________
  Increase (decrease) in
  shares outstanding . . . . . .      606,906        195,799
                                   __________     __________
                                   __________     __________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
T. Rowe Price New America Growth Portfolio / December 31, 1995

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

     Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,983,236 and $2,496,509, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $6,494 of undistributed net investment income was reclassified as an increase to paid-in-capital during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $11,184,333 and net unrealized gain aggregated $1,506,633 of which $1,638,225 related to appreciated investments and $131,592 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Financial Highlights
T. Rowe Price New America Growth Portfolio

                   For a share outstanding throughout each period
                       _______________________________________
                                            From March 31, 1994
                                             (Commencement of
                            Year Ended        Operations) to
                         December 31, 1995   December 31, 1994
                         ________________   __________________

NET ASSET VALUE,
BEGINNING OF PERIOD. . . . .   $   10.10         $   10.00
                                  ______            ______
Investment activities
  Net investment income. . .        0.03              0.01
  Net realized and
  unrealized gain (loss) . .        5.12              0.09
                                  ______            ______
  Total from investment
  activities . . . . . . . .        5.15              0.10
                                  ______            ______
Distributions
  Net investment income. . .       (0.02)                -
                                  ______            ______
  Total distributions. . . .       (0.02)                -
                                  ______            ______
NET ASSET VALUE,
END OF PERIOD. . . . . . . .   $   15.23         $   10.10
                                  ______            ______
                                  ______            ______

RATIOS / SUPPLEMENTAL DATA
Total return . . . . . . . .       51.1%              1.0%
Ratio of expenses to
average net assets . . . . .       0.85%             0.85%!
Ratio of net investment income
to average net assets. . . .       0.23%             0.15%!
Portfolio turnover rate. . .       54.5%             81.0%!
Net assets, end of period. .   $12,303,927       $2,028,373

!  Annualized.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of New America Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New America Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Chart 1: Performance Comparison chart showing $10,000 growing to $15,260 for NAGP and to $14,489 for S&P 500 from 3/31/94 through 12/31/95.